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                                                                EXHIBIT 10.18


                             AMENDED AND RESTATED
                          STOCK SUBSCRIPTION AGREEMENT

          This Amended and Restated Stock Subscription Agreement (the "Agreement"), which shall be effective as of October 1, 1999, is by and between X10 Ltd., a Bermuda corporation ("X10 Ltd.") and X10.com, Inc., d/b/a X10 Wireless Technology, Inc., a Delaware corporation (the "Company"), and amends, restates and supersedes in its entirety that certain Stock Subscription Agreement (the "Original Agreement") dated as of October 1, 1999, originally executed by X10 Ltd. and the Company.

          Whereas, the Original Agreement did not directly describe or correctly reflect the number of shares of the Company's common stock for which X10 Ltd. subscribed or the consideration paid by X10 Ltd. for such shares; and

          Whereas, the parties desire to confirm and ratify X10 Ltd.'s subscription for shares of the Company's common stock and to memorialize the correct understanding of the parties as to the number of shares and consideration therefor.

          Now, therefore, the parties agree as follows:

          X10 Ltd. hereby confirms it subscription for 10,000,000 shares of common stock (the "Shares") of the Company. The Shares were issued (a) in full payment of all amounts outstanding under that certain Promissory Note, dated October 1, 1999, in the amount of $1,024,300 that was originally issued by the Company to X-10 (USA) Inc. and assigned to X10 Ltd. on October 1, 1999, and (b) in consideration of X10 Ltd.'s execution and delivery of (i) that certain Amended and Restated License Agreement attached hereto as Exhibit A, (ii) that certain Amended and Restated Product Supply Agreement attached hereto as Exhibit B, and (iii) that certain Amended and Restated Bill of Sale and Assignment Agreement attached as Exhibit C. X10 Ltd. agrees to mark as cancelled and return to the Company the original Promissory Note upon execution of this Agreement. Nothing herein shall be construed to constitute a new or additional subscription for shares of the Company's common stock.

          X10 Ltd. understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). X10 Ltd. also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon X10 Ltd.'s representations contained herein. X10 Ltd. hereby represents and warrants that (i) it is acquiring the Shares for its own account for investment only, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the same; (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company and has the capacity to protect its own interest in connection with its acquisition of the Shares; (iii) it understands that it must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Act, or an exemption from registration is available; and (iv) it is an accredited investor within the meaning of Regulation D under the Act. X10 Ltd. further understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption

                                       1.
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therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Act, the Shares must be held indefinitely.

          X10 Ltd. acknowledges that its Share certificate shall bear a legend substantially in the for of the following:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR UPON THE COMPANY'S RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                       2.
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Dated effective as of the 1/st/ day of October, 1999.

                                          X10 Ltd., a Bermuda Corporation

                                          By: /s/ George E. Stevenson
                                             -----------------------------------
                                             George E. Stevenson, its President



ACCEPTED BY X10.com, Inc.


By: /s/ Wade Pfeiffer
   ---------------------------------
   Wade Pfeiffer, CFO

                                       3.
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                                   Exhibit A

                     Amended and Restated License Agreement


                                      1.
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                                   Exhibit B

                 Amended and Restated Product Supply Agreement


                                      1.
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                                   Exhibit C

          Amended and Restated Bill of Sale and Assignment Agreement



                                      2.